EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vision-Sciences, Inc. (the Company) for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the report), the undersigned, Warren Bielke, Interim Chief Executive Officer of the Company, and Katherine L. Wolf, Chief Financial Officer and EVP, Corporate Development of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2010	/s/ Warren Bielke
Warren Bielke
Interim Chief Executive Officer

Dated: November 10, 2010	/s/ Katherine L. Wolf
Katherine L. Wolf
Chief Financial Officer and EVP, Corporate Development